                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  June 3, 1996


          WINDSOR PARK PROPERTIES 2, A CALIFORNIA LIMITED PARTNERSHIP
- -------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         California                0-15698                 33-0054332
     ------------------       ------------------       -------------------
      (State or other         (Commission File            (IRS Employer
      jurisdiction of              Number)             Identification No.)
      incorporation)





          120 W. Grand Avenue, Suite 202, Escondido, CA           92025
    -------------------------------------------------------------------------
           (Address of principal executive offices)            (Zip Code)


   Registrant's telephone number, including area code:     (619) 746-2411
                                                        --------------------

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On June 3, 1996 Windsor Park Properties 2, A California Limited Partnership (the Partnership), sold the Edgewood manufactured home community (the Community), located in Oklahoma City, Oklahoma. The Community was originally acquired in August 1985 at a total purchase price of $1,798,600, including acquisition fees and other costs. The Community contains 145 manufactured home spaces.

The Community was sold for approximately $100,700 (net of sale and closing costs of $9,300). The sales price was arrived at through an arms-length bargaining process with the purchaser, Vestina Group 1, L.L.C., an Oklahoma Limited Liability Company. None of the registrant's general partners or their affiliates are associated with the purchaser of the Community.

The Partnership realized an accounting loss from the sale of the Community of approximately $6,000, computed as follows:


                Net selling price                        $    100,700
                Net book value                               (106,700)
                                                         -------------

                Loss on sale of investment property      $     (6,000)
                                                         =============

The Edgewood manufactured home community was the last investment property owned by the Partnership. The general partners currently intend to make a final distribution of sale proceeds and cash reserves in December 1996, and wind up the affairs of the Partnership at that time.

Item 7.   Financial Statements, Proforma Financial Information and Exhibits
          -----------------------------------------------------------------

     (a)  Financial statements of business acquired - not applicable

     (b)  Proforma Financial Information of Windsor Park Properties 2
          -----------------------------------------------------------

          (i)    Proforma Balance Sheet at March 31, 1996 (unaudited)

          (ii) Proforma Statement of Operations for the year ended December 31, 1995 (unaudited)

          (iii) Proforma Statement of Operations for the three months ended March 31, 1996 (unaudited)

     (c)  Exhibits
          --------

          (10)   Material Contract

                 Purchase Agreement dated March 15, 1996

Item 7(b)(i) - Proforma Financial Information
- ---------------------------------------------

The following unaudited condensed proforma balance sheet presents the financial position of Windsor Park Properties 2 on March 31, 1996, assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on that date. The Pinecrest community was sold on May 7, 1996.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2, included elsewhere in this Form 8-K.



                         Windsor Park Properties 2
                         -------------------------
                          Proforma Balance Sheet
                              March 31, 1996
                                (unaudited)

                                                Sale of
                                              Edgewood and      Proforma
                            March 31, 1996      Pinecrest    March 31, 1996
                         ------------------   ------------   --------------

ASSETS
- ------
Property held for
 sale - net                 $      781,200    $  (781,200)     $

Cash                               416,100        877,000         1,293,100
Other assets                        19,200        (19,200)
                         ------------------   ------------   --------------

                            $    1,216,500    $    76,600      $  1,293,100
                         ==================   ============   ==============

LIABILITIES AND
- ---------------
PARTNERS' EQUITY
- ----------------
Accounts payable
 and other liabilities      $       56,600    $   (37,900)     $     18,700

Partners' equity                 1,159,900        114,500         1,274,400
                         ------------------   ------------   --------------

                            $    1,216,500    $    76,600      $  1,293,100
                         ==================   ============   ==============

               See accompanying notes to proforma balance sheet.

                           Windsor Park Properties 2
                           -------------------------
                        Notes to Proforma Balance Sheet
                                 March 31, 1996
                                  (unaudited)

NOTE 1.  Basis of Presentation
         ---------------------

The unaudited condensed proforma balance sheet of Windsor Park Properties 2 (the Partnership) presents the financial position of the Partnership on March 31, 1996, assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on that date. The Pinecrest community was sold on May 7, 1996.

NOTE 2:  Proforma Adjustments
         --------------------

(a)  Property Held for Sale
     ----------------------

     This adjustment eliminates the net book values of the Edgewood and Pinecrest manufactured home communities at March 31, 1996.

(b)  Cash
     ----

     This adjustment represents the approximate net proceeds received from the sales of the Edgewood and Pinecrest communities.

(c)  Other Assets
     ------------

     The adjustment eliminates other assets relating to the Edgewood and Pinecrest communities on March 31, 1996.

(d)  Accounts Payable and Other Liabilities
     --------------------------------------

     The adjustment eliminates accounts payable and other liabilities relating to the Edgewood and Pinecrest communities on March 31, 1996.

(e)  Partners' Equity
     ----------------

     This adjustment represents the net gain on sale which would have been realized by the Partnership had the Edgewood and Pinecrest communities been sold on March 31, 1996. The Partnership incurred a loss of $6,000 from the sale of Edgewood, and realized a gain of $120,500 from the sale of Pinecrest.

Item 7(b)(ii) - Proforma Financial Information
- ----------------------------------------------

The following unaudited condensed proforma statement of operations presents the results of operations of Windsor Park Properties 2 (the Partnership) for the year ended December 31, 1995 assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on January 1, 1995. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2 included elsewhere in this Form 8-K


                           Windsor Park Properties 2
                           -------------------------
                       Proforma Statement of Operations
                     For the Year Ended December 31, 1995
                                  (unaudited)

                                                              Sale of
                                                             Edgewood           Proforma
                                          Year Ended            and            Year Ended
                                      December 31, 1995      Pinecrest     December 31, 1995
                                      ------------------   -------------   -----------------
Revenues:
- --------

  Rent and utilities                    $    476,100       $   (476,100)   $
  Interest                                    27,000                                  27,000
  Other                                       30,200            (30,200)
                                      ------------------   -------------   -----------------

                                             533,300           (506,300)              27,000
                                      ------------------   -------------   -----------------

Expenses:
- --------

  Property operating                         463,500           (463,500)
  Depreciation and amortization               64,100            (64,100)
  General and administrative                  72,900                                  72,900
  Provision for loss in value                 90,000            (90,000)
                                      ------------------   -------------   -----------------

                                             690,500           (617,600)              72,900
                                      ------------------   -------------   -----------------

Net Loss                                $   (157,200)      $    111,300    $         (45,900)
                                      ==================   =============   =================

Net Loss - Limited Partners             $   (155,600)      $    110,200    $         (45,400)
                                      ==================   =============   =================

Net Loss
  - Per Limited Partnership Unit        $      (1.04)      $       0.74    $           (0.30)
                                      ==================   =============   =================

          See accompanying notes to proforma statement of operations.

                           Windsor Park Properties 2
                           -------------------------
                   Notes to Proforma Statement of Operations
                      For the Year Ended December 31, 1995
                                  (unaudited)

NOTE 1.  Basis of Presentation
         ---------------------

The unaudited condensed proforma statement of operations of Windsor Park Properties 2 (the Partnership) presents the results of operations for the Partnership for the year ended December 31, 1995 assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on January 1, 1995. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

NOTE 2.  Proforma Adjustments
         --------------------

(a)  Rent and Utilities/Other Revenues
     ---------------------------------

     These adjustments eliminate rent and utilities and other revenues relating to the Edgewood and Pinecrest communities for the year ended December 31, 1995.

(b)  Property Operating
     ------------------

     This adjustment eliminates property operating expenses relating to the Edgewood and Pinecrest communities for the year ended December 31, 1995.

(c)  Depreciation and Amortization
     -----------------------------

     This adjustment eliminates depreciation and amortization expense relating to the Edgewood and Pinecrest communities for the year ended December 31, 1995.

(d)  Provision for Loss in Value
     ---------------------------

     This adjustment eliminates a provision for estimated loss in value relating to the Edgewood community for the year ended December 31, 1995.

Item 7(b)(iii) - Proforma Financial Information
- -----------------------------------------------

The following unaudited condensed proforma statement of operations presents the results of operations of Windsor Park Properties 2 (the Partnership) for the three months ended March 31, 1996 assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on January 1, 1996. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

This statement should be read in conjunction with the other proforma financial statements and notes thereto and the discussion of the property contained in
Item 2 included elsewhere in this Form 8-K.

                           Windsor Park Properties 2
                           -------------------------
                       Proforma Statement of Operations
                   For the Three Months Ended March 31, 1996
                                  (unaudited)

                                                                                 Proforma
                                        Three Months          Sale of        Three Months
                                            Ended           Edgewood and         Ended
                                       March 31, 1996        Pinecrest      March 31, 1996
                                      ----------------     -------------   -----------------
Revenues:
- --------

  Rent and utilities                    $     122,600      $   (122,600)    $
  Interest                                      4,600                               4,600
  Other                                        13,700           (13,700)
                                      ----------------     -------------   -----------------

                                              140,900          (136,300)            4,600
                                      ----------------     -------------   -----------------

Expenses:
- --------

  Property operating                          107,500          (107,500)
  Depreciation and amortization                 4,900            (4,900)
  General and administrative                   18,000                              18,000
                                      ----------------     -------------   -----------------

                                              130,400          (112,400)           18,000
                                      ----------------     -------------   -----------------

Net Income (Loss)                       $      10,500      $    (23,900)   $      (13,400)
                                      ================     =============   =================

Net Income (Loss) - Limited Partners    $      10,400      $    (23,700)   $      (13,300)
                                      ================     =============   =================


Net Income (Loss)
  - Per Limited Partnership Unit        $        0.07      $      (0.16)   $        (0.09)
                                      ================     =============   =================

                           Windsor Park Properties 2
                           -------------------------
                   Notes to Proforma Statement of Operations
                   For the Three Months Ended March 31, 1996
                                  (unaudited)

NOTE 1.  Basis of Presentation
         ---------------------

The unaudited condensed proforma statement of operations of Windsor Park Properties 2 (the Partnership) presents the results of operations for the Partnership for the three months ended March 31, 1996 assuming that the sales of the Edgewood and Pinecrest manufactured home communities occurred on January 1, 1996. The Pinecrest community was sold on May 7, 1996. The proforma statement of operations does not present the net gain on sale of investment property which the Partnership realized from the sales.

NOTE 2.  Proforma Adjustments
         --------------------

(a)  Rent and Utilities/Other Revenues
     ---------------------------------

     These adjustments eliminate rent and utilities and other revenues relating to the Edgewood and Pinecrest communities for the three months ended March 31, 1996.

(b)  Property Operating
     ------------------

     This adjustment eliminates property operating expenses relating to the Edgewood and Pinecrest communities for the three months ended March 31, 1996.

(c)  Depreciation and Amortization
     -----------------------------

     This adjustment eliminates depreciation and amortization expense relating to the Edgewood and Pinecrest communities for the three months ended March 31, 1996.

                               PURCHASE AGREEMENT

     THIS AGREEMENT, made and entered into this 15th day of March, 1996, by
                                                ----        ------
and between Windsor Corporation with and address of 120 West Grand Avenue,
            --------------------------------------------------------------
Escondido, California, 92025, (hereinafter referred to as Seller) and  Vestina
- -----------------------------                                          --------
Group I, L.L.C. an Oklahoma Limited Liability Company with an address of 511
- ----------------------------------------------------------------------------
Couch Drive, Suite 200, Oklahoma City, Oklahoma 73102  and/or assigns,
- ------------------------------------------------------
(hereinafter referred to as Buyer), in consideration for the covenants, promises and agreements herein mentioned to be kept and performed in other good and valuable consideration agrees as herein below stated.

                                  WITNESSETH:

     WHEREAS, it is the intention of the parties to cause the transfer of the property to the Buyer in an as-is condition other than the warranties stated herein. Seller is the owner of Edgewood Mobile Home Park located at 8801 SE
                                -------------------------            -------
29th, Midwest City, Oklahoma, consisting of about 145 individual mobile home
- ----------------------------                --------------------------------
rental spaces and 1 mobile home.  The legal description of the Real Property and
- -------------
list of the related Personal Property are to be furnished to the Escrow Agent at the time this agreement is placed in escrow.

     WHEREAS, Seller and Buyer desire to enter into this Agreement whereby Buyer will acquire and Seller will cause to have transferred the property upon the terms and conditions hereinafter set forth; and

     NOW THEREFORE, for and in consideration of the above premises, and of the following terms, conditions and mutual covenants of the parties as hereinafter stated; IT IS HEREBY AGREED:

     1.   PURCHASE AND CONVEYANCE.  The Seller agrees to cause and have conveyed
          -----------------------
by Special Warranty Deed, and the Buyer agrees to purchase all of Seller's rights, title and interest in and to subject real property:

     1.1  REAL PROPERTY.  The land situated in Midwest City, Oklahoma County,
          -------------                        -------------
Oklahoma, as described herein, together with all right, title and interest of any Seller, in and to; (a) all public and private streets, roads, avenues, alleys or passage-ways open to proposed, adjoining or abutting the land; (b) all easement, appurtenances, rights and privileges belonging to or in any way pertaining to the land; (C) water rights and the oil, gas and other minerals, if any, which may underlie the land, and (d) the improvements, fixtures, personal property and other items herein below described in paragraphs 1.2, 1.3 and 1.4.

     1.2  IMPROVEMENTS FIXTURES.  The property, together with all structures,
          ---------------------
improvements and appurtenances now located on the real property described in paragraph 1.1, together with all fixtures and tangible personal property located or affixed therein and used the ownership, operation and maintenance of said real property, including without limitation any and all furnaces, radiators, steam boilers, hot water boilers, heating equipment, oil burners, pipes, water coolers, faucets, plumbing fixtures, fans, thermostats, carpeting, wiring, gas and electric fixtures, air conditioning equipment, cooling equipment, motors, awnings, maintenance equipment, signs, kitchen appliances, and all other furniture, fixtures and tangible personal property including any kind and description.

     1.3  INTANGIBLE PERSONAL PROPERTY. All intangible personal property in the
          ----------------------------
possession of Seller and used in the ownership, operation and maintenance of the real property, the buildings and improvements located thereon, including all contractual rights, trade names, warranties, tenant deposits, instruments of title pertaining to said property improvements and land.

     1.4  MISCELLANEOUS.  Any insurance proceeds or monies received by Seller
          -------------
for loss of damage to the real property or improvements thereon or fixtures therein, made after the date hereon;

and any award to be made in condemnation, eminent domain or public taking, or any award to be made in lieu thereof, made after the date hereof, or an unpaid award, for damages to all or part of the real property by reasons of any changes of grade or access to any of the roads of right-of-way, and Seller shall execute and deliver to Buyer at closing, or thereafter on demand, all instruments deemed by Buyer to be necessary for the conveyance of such title or assignment and collection of any such award.

     2.   PURCHASE PRICE.  The purchase price shall be One Hundred and Ten
          --------------                              --------------------
Thousand Dollars  ($ 110,000 ) for the real and personal property.
- -----------------   ---------

     2.1  EARNEST MONEY DEPOSIT.  Buyer shall deposit with the Escrow Agent
          ---------------------
within  Five  ( 5 ) business days of Seller's acceptance of this offer,  Five
       ------  ---                                                      -----
Thousand  DOLLARS ($ 5,000 ) with First American Title, formerly known as
- ---------           -------
Southwest Title and Trust of Oklahoma City.

     2.2  CLOSING.  This transaction is to be an all cash transaction.
          -------

     3.   TITLE.  Within  Fifteen  ( 15 ) business days from the Sellers
          -----          ---------  ----
execution of this agreement Seller will furnish to the Buyer a current commitment (hereinafter called the "Title Commitment"), for an insurance of an owner's title policy ALTA for to be purchased from First American Title, (hereinafter the "Title Company"), together with good, legible copies of all documents constituting exceptions to the Seller's title, as reflected in Title Commitment. Buyer shall have fifteen (15) business days from receipt of the Title Commitment to give written approval of said commitment and the documents referred to therein as the condition or exception to the subject property, in which to review such items, and to deliver to the Seller their written approval. Should the Buyer not give written approval, this agreement shall be terminated and the earnest money shall be immediately returned to the Buyer, upon Buyer notification to the Title Company. The Seller herein believes, based upon knowledge and belief, that title to the subject property is marketable and insurable, and the Seller may, at his sole option, further agree to attempt to correct any material objections that the Buyer requests in writing within the fifteen days following notice. The Seller shall be given a period of up to thirty days thereafter to correct any objections requested by the Buyer or, in the alternative, the Seller at his option may elect to cancel the entire transaction if the Seller in his sole discretion believes the objections would be too difficult to correct if the Seller elects such option or the Seller is unable to correct said objections this entire agreement shall be null and void and of no further force of effect and the earnest money shall be returned in full by the Title Company of Escrow Agent herein.

     4.   WARRANTY DEED.  Property shall be conveyed by Special Warranty Deed
          -------------
executed by the Seller. In addition, at the closing the Seller shall furnish the Buyer with a non-foreign affidavit and a lien waiver in a form satisfactory to the Title Company.

     5.   PRORATION.  Seller shall pay all General Ad Valorem taxes prior to the
          ---------
year of closing. General Ad Valorem taxes payable during the calendar year of closing shall be prorated on the basis of said year of closing. All past and current special assessments which are due and payable, if any, shall be paid by the Seller; all special assessments unmatured, shall be paid by the buyer.

     6.   LEASES.  The parties understand that certain leases may be in
          ------
existence with respect to tenants of the real property. Buyer agrees to honor such valid written leases as may be in affect. Buyer hereby agrees to indemnify and hold Seller harmless from any and all claims which may be made by reasons of failure to refund rental deposits by any and all tenants in and to the property.

     7.   RENTS, INSURANCE, UTILITIES, EXPENSES AND SALARIES.  All rents,
          --------------------------------------------------
interest, insurance, water, gas, electric bills, expenses and salaries, if any, are to be adjusted to date of closing on the basis of thirty (30) business days or receipt of said documents, the Seller to have the last day. The Buyer shall receive credit for all security deposits in connection with the existing tenant leases at the time of closing.

     8.   CLOSING COSTS.  Seller agrees to pay for one-half of the abstracting
          -------------
and title policy insurance at closing in the amount of sale price, one-half of the documentary stamps, recording fees on Seller's behalf, Seller's attorney fees and one-half of closer's fees, and any costs providing clear title, Buyer shall pay one-half of closer's fee, one-half of the abstracting and title policy insurance cost, and one-half of the documentary stamps, Buyer's attorney fees, and recording fees on Buyer's behalf.

     9.   REALTOR'S COMMISSION.  The Seller further agrees to indemnify the
          --------------------
Buyer in connection with any alleged real estate commissions due by any other broker in connection with this transaction as the Seller has not entered into any agreement with any broker to list the subject property. The Buyer warrants that they have not discussed or viewed the property with any real estate broker.

     10.  CONTINGENCIES.  The Sale is subject to the Buyer's written approval of
          -------------
the following items:

          a. A rent roll containing the tenant's name, rental rate and any concessions relating to the lease.
          b. A copy of all leases and contractual obligations affecting the subject property.
          c. A copy of any warranties covering any equipment or personal property of the subject property.
          d.   A copy of the survey.
          e.   An inventory of all the personal property.
          f. A copy of the Operating Statements for 1995, 1994 and 1993, prepared and signed by Sellers, including a list of any capital expenditures on the subject property.
          g.   A copy of any mortgage or encumbrance on the subject property.
          h. A physical inspection of the subject property which includes an inspection of each lease area.
          I.   Occupancy Permit, covering the subject property.
          j. All service contracts for the subject property as well as copies of the last invoices for gas, electric and water/sewer service.
          K.   Title to manager's home.
          L.   Phase 1 environmental audit to be provided by Buyer

Seller shall furnish Items "a" through "k" as set forth above to the Buyer within fifteen (15) business days of the execution of this Agreement. The Buyer shall be given a total of thirty (30) days from receipt of Items "a" through "k" to give their written approval of Items "a" through "k". Said written approval shall be an unconditional written approval and should the Buyer fail to give the written approval within the time period set forth, the entire Agreement shall be null and void and of no further force or effect and the earnest money is to be returned to the Buyer. The inspection period and Buyer's written approval thereof may be extended for the completion of a Phase 1 environmental audit (noted as item 10.L.)

     11.  "AS IS CONDITION".  The parties agree that the Buyer shall acquire the
          -----------------
real property in an "as is" condition. Buyer acknowledges buyer's thirty day inspection period will allow ample opportunity to inspect the property and that, except as expressly set forth in this agreement, neither seller nor its agents have made any warranties or representations, express or implied, oral or written, regarding any matter pertaining to the property or its use. Buyer waives, and releases seller from, all private rights of action under federal, state, local and common law, including the comprehensive environmental response compensation and liability act, which buyer may have against seller arising out of the past, present, or future presence of hazardous waste on the property or arising out of the physical condition of the property or any adjacent property. Buyer further assumes the risk of all changes in applicable laws and regulations relating to the past, presence of hazardous wastes or conditions which may not be revealed in any environmental report provided to or obtained by buyer under this agreement. Until possession is delivered, Seller agrees to maintain the real property in the same general condition that the property is at the time this agreement is executed. In connection all physical and personal property at the subject property including but not limited related equipment, heating, air conditioning, sewer, plumbing, electrical system, and any built-in appliances and equipment, and to maintain the grounds.

     12.  POSSESSION.  Possession of the premises shall be delivered to the
          ----------
Buyer upon closing subject to the outstanding leases covering the subject property as may be supplied to Buyer.

     13.  COOPERATION IN 1031 EXCHANGE.  The Seller of the subject property
          ----------------------------
agrees to cooperate with the Buyer in connection with the Buyer affecting a 1031 Exchange providing the Seller does not incur any additional liability and the economics of the transaction are the same.

     14.  CLOSING.  The closing of this transaction shall take place on or
          -------
before 60 days from the execution of this contract by both Buyer and Seller.
      ----------------------------------------------------------------------

     15.  NOTICES.  Seller, based upon knowledge and belief, states that it has
          -------
no actual notice of any violations relating to the premises from City, County or State authorities.

     16.  DEFAULT.  Seller's remedies in the event of a default under this
          -------
contract by the Buyer and the Seller as the sole and exclusive remedy by entitled to declare this contract terminated and receive the principle amount of the earnest money and not any of the interest earned thereof as liquidated damages for the Buyer's default. The parties hereby agree that said amount is presumed to be the amount of damages sustained by a breach of this contract. Seller specifically waives it's right to pursue the remedy of specific performance provided, however, the Buyer shall not be deemed in default hereunder unless and till the Seller provides Buyer with a written notice specifying the default and the Buyer's failure to cure the default specified in said notice within five (5) calendar days after receipt of said notice. Buyers' remedies in the event of a default of the terms and conditions of this contract by the Seller shall be to terminate the contract which the Buyer shall then receive the earnest money in full, and at the Buyers option, the Buyer may seek specific performance.

     17.  CONTRACT BINDING.  This contract represents the entire Agreement
          ----------------
between the parties hereto. This contract is binding upon the heirs, administrators, executors, devises and assigns for the parties hereto.

     18.  TIME ACCEPTANCE.  The Buyer herein submits this Sales Agreement to the
          ---------------
Seller herein for acceptance on or before Thursday the 21st  day of March , 1996
                                         -------------------       -------
at  5:00  p.m.  If the Seller has not accepted the Purchase and Sales Agreement
   ------
with the dates specified herein, said Purchase and Sales Agreement shall be null and void and of no further force or affect.

     19.  ENTIRE AGREEMENT.  This is the entire Agreement between the parties
          ----------------
and there are no other representatives or warranties or inducements other than those set forth herein and other than those submitted to the Buyer herein.

     20.  TIME IS OF THE ESSENCE.  Seller and Buyer both agree that time is of
          ----------------------
the essence specifically to this agreement.

     21.  CHOICE OF LAW.  This offer and this contract shall be construed under
          -------------
the laws of the State of  Oklahoma.
                         ----------
                         SELLER:
                         WINDSOR PARK PROPERTIES 2
                         A California Limited Partnership
                              By: The Windsor Corporation
                                  a California corporation
                              As: General Partner


DATE: 3/25/96                    BY: /s/ JOHN A. COSEO, JR.
     --------                       --------------------------------------------
                                     JOHN A. COSEO, JR., CHIEF EXECUTIVE OFFICER


                         BUYER:
                         VESTINA GROUP I L.L.C.
                         an Oklahoma Limited Liability Company


DATE: 3/21/96                    BY: /s/ MARK RUFFIN
     --------                       -------------------------------------------
                                     MARK RUFFIN, MANAGER

                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                              WINDSOR PARK PROPERTIES 2
                              -------------------------
                                    (Registrant)

                              By:  The Windsor Corporation, General Partner



                              By /s/John A. Coseo, Jr.
                                -----------------------------------------------
                                JOHN A. COSEO, JR.
                                Chief Financial Officer
                                (Principal Accounting Officer)


Date:  June 10, 1996

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